SUNAMERICA FOCUSED SERIES, INC.
                          Focused 2000 Growth Portfolio
                          Focused 2000 Value Portfolio
              Supplement to the Prospectus dated February 28, 2005


         On November 30, 2004 the Board of Directors of the SunAmerica Focused Series, Inc. (the "Fund") adopted a resolution to change the names of the Focused 2000 Growth Portfolio to the Focused Small-Cap Growth Portfolio and the Focused 2000 Value Portfolio to the Focused Small-Cap Value Portfolio, effective as of August 3, 2005.

         All references in the Prospectus and the Statement of Additional Information (the "SAI") to the Focused 2000 Growth Portfolio are now replaced with Focused Small-Cap Growth Portfolio. Additionally, all references in the Prospectus and SAI to the Focused 2000 Value Portfolio are now replaced with Focused Small-Cap Value Portfolio.




Dated: August 3, 2005